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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 30, 2003


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


               Ohio                   1-8519                   31-1056105
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification No.)

       201 East Fourth Street
         Cincinnati, Ohio                                         45202
      (Address of principal                                     (Zip Code)
        executive offices)

       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                          BROADWING INC.


ITEM 5.   OTHER EVENT.

Broadwing Inc. (NYSE: BRW) issued a press release on April 29, 2003 announcing that the Company's name will change to Cincinnati Bell Inc. and the ticker symbol will change to CBB. The company also announced that it will host a conference call on Tuesday, May 6, at 9:30 a.m. (EDT) to discuss its financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99(i).





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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BROADWING INC.


                                            By:      /s/ Jeffrey C. Smith
                                                 -------------------------------
                                                     Jeffrey C. Smith
                                                     Chief Human Resources
                                                     Officer, General Counsel
                                                     and Corporate Secretary



Date:  April 30, 2003